NUVEEN MULTI-MANAGER LARGE-CAP VALUE FUND

SUPPLEMENT DATED AUGUST 1, 2012

TO THE PROSPECTUS DATED OCTOBER 31, 2011

Thomas M. Cole, CFA, has been named a portfolio manager of the Fund for the portion of the Fund’s assets managed by Institutional Capital LLC (“ICAP”), effective immediately. Joel Drescher has been named a portfolio manager of the Fund for the portion of the Fund’s assets managed by Symphony Asset Management LLC (“Symphony”), effective immediately. The Fund’s current portfolio managers will continue to serve as portfolio managers for the Fund.

Mr. Cole serves as Co-Director of Research and is a member of ICAP’s portfolio management team, as well as a member of ICAP’s Executive Management Committee. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA and an MBA. He is a CFA charterholder. Mr. Cole was with UBS Global Asset Management for 11 years and most recently he held the position of Head of U.S. Equities where he had portfolio management responsibility for all U.S. value portfolios. Prior to UBS Global Asset Management, Mr. Cole served as a Senior Analyst and Partner at Brinson Partners for 11 years. He also held various positions at First Chicago Investment Advisors. Mr. Cole has been with ICAP since 2012 and in the industry since 1985.

Mr. Drescher, Co-Director of Equity and Portfolio Manager, is responsible for co-heading Symphony’s equity investment strategies along with Ross Sakamoto. Prior to joining Symphony in 2012, Mr. Drescher was a Sector Manager at Ascend Capital, where he was responsible for managing all aspects of the investment process for the firm’s consumer discretionary portfolio. Previously, he was the Chief Operations Officer and a Senior Research Analyst at Odyssey Value Advisors and earlier in his career a Financial Analyst in the investment banking group at ING Barings, LLC. Mr. Drescher received an MBA and JD from the University of California at Berkeley’s Haas School of Business and Boalt Hall School of Law, respectively, as well as a BA, conferred with Honors, from Stanford University.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-MLCVP-0812P

NUVEEN MULTI-MANAGER LARGE-CAP VALUE FUND

SUPPLEMENT DATED AUGUST 1, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 2011

Thomas M. Cole, CFA, has been named a portfolio manager of the Fund for the portion of the Fund’s assets managed by Institutional Capital LLC, effective immediately. Joel Drescher has been named a portfolio manager of the Fund for the portion of the Fund’s assets managed by Symphony Asset Management LLC, effective immediately. The Fund’s current portfolio managers will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-MLCVSAI-0812